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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 APRIL 29, 2003



                             ENCORE WIRE CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                DELAWARE                            0-20278                        75-2274963
----------------------------------------           -----------                 -------------------
    (State or other jurisdiction of                Commission                   (I.R.S. Employer
     incorporation or organization)                File Number                 Identification No.)

           1410 MILLWOOD ROAD
            MCKINNEY, TEXAS                                                           75069
----------------------------------------                                       -------------------
(Address of principal executive offices)                                           (Zip Code)

      Registrant's telephone number, including area code: (972) 562-9473


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


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

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         99.1 April 29, 2003 Earnings Release by Encore Wire Corporation regarding first quarter 2003 results.


ITEM 9. REGULATION FD DISCLOSURE

         On April 29, 2003, Encore Wire Corporation, a Delaware corporation (the "Company"), issued an earnings release describing selected financial results of the Company for first quarter 2003. A copy of the Company's earnings release is attached hereto as Exhibit 99.1 and is being furnished under "Item 9. Regulation FD Disclosure" and under "Item 12. Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216.

         The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ENCORE WIRE CORPORATION



Date: April 29, 2003                By: /s/ Frank J. Bilban
                                        ----------------------------------------
                                        Frank J. Bilban, Vice President -
                                        Finance, Treasurer and Secretary;
                                        Chief Financial Officer

                                INDEX TO EXHIBITS

       Item          Exhibit
       ----          -------
       99.1          April 29, 2003 Earnings Release by Encore Wire Corporation
                     regarding first quarter 2003 results.


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